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Eaton Vance Logo goes here

EV Classic
Strategic Income
Fund

Annual Shareholder Report
October 31, 1995

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Investment Adviser of
Strategic Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Classic
Strategic Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer and Dividend Disbursing Agent
First Data Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Classic Strategic
     Income Fund
24 Federal Street
Boston, MA 02110                            C-SGSRC

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To Shareholders

EV Classic Strategic Income Fund had a total return of 16.2% during the year ended October 31, 1995. That return was the result of a rise in net asset value per share to $11.33 from $9.75 on October 31, 1994. It does not include the effect of the 1% contingent deferred sales charges incurred by shareholders redeeming within the first year.

Following a difficult start
in 1995, Brady bonds and the foreign markets mounted a strong comeback...

The global markets were marked by extreme volatility early in 1995. Emerging markets, in particular, reflected a high degree of investor anxiety over the Mexican currency crisis and the threat of Mexican default because of the devaluation of the peso. Those concerns initially sent most emerging markets - including the Brady bond markets - sharply lower.

However, investors were soon encouraged by the realization that the Mexican problem was strictly a local affair and would not prove a lasting threat to other global markets. Many of the emerging markets rallied strongly, and the Brady bond market - foreign bonds that are dollar-denominated and collateralized by U.S. Treasuries - mounted an especially strong comeback. As a result of the market rally, the emerging markets regained much of the ground lost in the difficult market of 1994.

Meanwhile, the U.S. bond market was fueled by a steady decline in interest rates...

The U.S. bond market has sustained a rally throughout 1995. Following on the heels of 1994, a year during which the Federal Reserve pursued a tight monetary policy, most economic data in 1995 have suggested that inflation has been successfully contained. With little sign of inflation, it appears that the Fed has achieved its goal of a soft landing. The high-yield corporate bond market - which is represented in the Portfolio - also fared well, benefiting from a favorable climate of declining rates and slow-but-steady economic growth.

Clearly, this fiscal year has demonstrated the sometimes volatile nature of the global bond markets. But equally as important, the year has provided an example of the potential benefits of a globally diversified fixed-income portfolio. Combining an investment in countries with above-average economic growth and declining inflation with attractive high-yielding opportunities here in the U.S. can result in solid investment results. In the pages that follow, portfolio manager Mark Venezia provides his insights into the year just ended, and suggests what may lie ahead for bond investors in 1996.

Sincerely,


/s/James B. Hawkes



James B. Hawkes
President
December 20, 1995

Photo goes here


Management Discussion

An interview with Mark S. Venezia,
vice president and portfolio manager
of Strategic Income Portfolio.

Q. Mark, the Fund has turned in a strong performance during the past year. What accounts for that performance?

A. I expected at the beginning of the year that the U.S. inflation rate was going to remain relatively tame, and that the racheting up of interest rates in 1994 would have the effect of dampening inflationary impulses in the economy. Toward the end of 1994 and early in 1995, the emerging bond markets encountered a very turbulent climate, as worries over the Mexican peso crisis drifted into other markets. However, after the dust had settled, many of the emerging markets rallied strongly, with Brady bond markets turning in very strong performances.

Concurrently, the U. S. bond market rallied strongly in 1995. As a result, funds at the long end of their duration* range - including EV Marathon Strategic Income Fund - have fared relatively well. The Fund's prospectus permits a maximum duration of three years. Because we have maintained a duration in the 2.8-to-3 year range, the Fund has benefited from the ongoing rally in the U.S. and European bond markets.

*Duration is a measure of sensitive to interest rate changes, or volatility. Generally, the shorter a fund's duration, the less subject it is to price fluctuation.

Q. How have you structured the Portfolio in recent months?

A. Following the prolonged rise in interest rates in the U.S., we positioned the Portfolio to take advantage of the likelihood of lower interest rates. From the standpoint of asset allocation, the Portfolio had approximately 43% of its investments in foreign investment-grade bonds at October 31, a slight decrease from 44% in April 30. Thirty-three percent of the Portfolio's investments were invested in high-yield bonds, including Brady bonds, down slightly from 35% in April. And approximately 24% was invested in U.S. investment grade bonds, an increase from 16% in April. Our largest foreign commitments are Brazil, New Zealand and Ireland.

Photo goes here
Mark S. Venezia
---------------

Q. What is the Portfolio's largest investment?

A. Brazil remains the Portfolio's largest single foreign position. In the past year, Brazil has begun to shed much of the baggage that typically characterize emerging markets. For example, during the Mexican crisis earlier in the year, when capital flows to much of the region were interrupted and economic assumptions were questioned, Brazil remained firmly on track. Unlike some of its neighbors, Brazil has limited its dependence on foreign capital flows, making it less vulnerable in times of crisis.

In addition, Brazil is still at the outset of its free market reform process. Having only recently privatized some industry and opened its markets, many of the economic benefits still lie ahead for the country. Considering this favorable backdrop, I'm very positive about Brazil. All of our Brazilian holdings are in U.S. dollar-denominated Brady bonds, where we obtain a yield 600 basis points above U.S. Treasuries, according to J.P. Morgan, Inc., without currency risk. To further mitigate risk, we have chosen, for all but a fraction of our Brazil investments, discount Brady bonds whose principal is collateralized by zero coupon Treasuries held in escrow at the New York Federal Reserve.

Q. And what about your investments
in Europe?

A. Europe continues to pose difficult questions, principally due to the ongoing negotiations regarding monetary union. In the end, it may become difficult politically for Germany to embrace monetary union or for France to maintain a tight fiscal budget. Each of those nations will have parliamentary elections in 1998, a year of big decisions for European monetary union. If it is clear that nationalist sentiment will defeat monetary union, then yields of potential EMU beneficiaries such as France will rise, while German yields will fall. Furthermore, the door will be shut to Sweden, Italy and Spain.


Portfolio Investments:*

Top five weightings
according to...

 ...Regional                Credit Exposure
allocations based
on the location            U.S.                   31.1%
of the issuer of each      Brazil                 11.5
security. This shows       New Zealand             9.8
that the Portfolio's       Ireland                 9.0
largest holdings           Argentina               6.5
were in the U.S.
and Brazil.

 ...The Portfolio's         Currency Allocation
holdings broken
down by country            U.S.                   38.4%
of currency                Thailand                9.9
denomination.              New Zealand             9.5
This shows where           Indonesia               9.5
movements in               Chech Republic          8.9
foreign exchange
rates will have the
greatest impact
on the Fund's
share price.

 ...the contribution       Interest Rate
of a country              Sensitivity
weighting to the
Portfolio's duration.     New Zealand             22.3%
This shows where          Australia               18.7
changing interest         Canada                  15.7
rates will have the       Ireland                 15.2
greatest impact           Denmark                 11.1
on share prices.

        * According to market value as of 10/31/95

[Map of New Zealand]

                   New Zealand: A Profile*

                 GDP Growth rate:       2.8%
                 Inflation rate:        1.7%
                 1995 fiscal surplus:   2.5%
                 Size of economy:
                              NZ$108 Billion
                 Net Government debt as
                 % of GDP:               37%
                 Yield (10/31) on New
                 Zealand 5-year bonds
                                        7.2%
                 * Estimates for fourth quarter, 1995.
                 Source: Bain Securities


Q. Is there any country in Europe about which you're especially enthusiastic?

A. As I indicated, the outlook for the European bond markets will hinge on the outcome of the talks over monetary union. If monetary union fails, Germany should stand out as the strongest economy and benchmark currency. If union succeeds, I believe Ireland will be among the countries likely to benefit most. Ireland has become increasingly attractive. Despite having significantly lowered inflation and reduced the nation's budget deficit, Ireland has relatively high yields because the currency tends to track the English pound. If monetary union becomes a reality at some point, the Irish currency will more likely follow the deutsche mark. In that scenario, all Irish fixed-income investments are likely to appreciate. But even if EMU fails, I believe the Irish markets have very limited downside.

Q. And what is your favorite investment in the Pacific region?

A. New Zealand has consistently kept interest rates higher than the U.S. since they first raised rates a year ago. New Zealand raised rates somewhat later than the U.S., not realizing that their remarkable economic growth would lead to higher inflation. Interestingly, the New Zealand Central Bank is committed by law to containing underlying inflation within a band of 0-to-2%. The contract between the Central Bank and Parliament states that the term of the Bank's Governor will end if inflation exceeds those parameters. That adds credibility to the government's pledge to control inflation.

Strategic Allocation:* pie chart

Adding a high yield advantage to global diversification

U.S. Investment Grade             24.1%
High Yield                        33.2%
Foriegn Investment Grade          42.7%

* Based on market value as of 10/31/95

A second feature that makes New Zealand attractive for investors is that the country has run fiscal surpluses for several years running, and continues to buy up a good deal of its own debt. As a result, New
Zealand bonds - with 5-year yields around 140 basis points (1.4%) higher than similar U.S. yields, according to Bloomberg Financial - are becoming scarce at a time when investor demand is growing.

Finally, New Zealand is increasingly viewed as a safe haven. For example, during recent emerging market crises, such as the Mexican peso crisis earlier in the year, New Zealand attracted a large inflow of fixed-income investment, especially from Japan. That is eloquent testimony to the respect the country is gaining from global investors.

Q. In your view, what is the outlook for the global bond markets?

A. While the foreign markets have made up some of the ground lost in 1994, there is still significant room for further appreciation. In my view, investors can find opportunities in many corners of the world. For example, Australia and New Zealand have potential for spreads to narrow further as they continue to generate non-inflationary growth. Brazil appears to be the dominant opportunity in Latin America. As I indicated earlier, Ireland should be a strong performer if the propects improve for European monetary union. Canada is also very compelling now that the immediate crisis regarding the Quebec secession referendum has passed. Finally, in the U.S., slow growth and low inflation have improved the possibility that rates will decline further.

Naturally, as I've reminded shareholders in past reports, investing in global markets and high-yield markets may entail an added degree of risk, and past performance is not necessarily an indicator of future trends. But these markets provide unique investment opportunities as emerging countries build their economies and implement inflation controls. In the coming year, EV Classic Strategic Income Fund should be well-positioned to seek out those opportunities.

Eaton Vance worm chart

Comparison of Change in Value of a $10,000 Investment in EV Classic Strategic Income Fund, the J.P. Morgan Hedged Short-Term Global Index, the Merrill Lynch 1-3 Year U.S. Treasury Index and the Lipper Short World Multi Market Income Fund category

From May 31, 1994 through October 31, 1995

Legend reads:
                 EV Classic Strategic Income Fund
                 J.P. Morgan Hedged Short-Term Global Index
                 Merrill Lynch 1-3 Year U.S. Treasury Index
                 Lipper Short World Multi Market Income Funds

 AVG. ANNUAL         1            Life of
  RETURNS           Year           Fund*
Without CDSC        16.2%          9.9%
 With CDSC          15.2%          9.9%

plot points read:
          C. STRAG      lipper       merrill       JPMH
 5/94      10,000       10,000       10,000       10,000
 6/94       9,631        9,928       10,030       10,002
 7/94       9,686        9,961       10,116       10,074
 8/94       9,778       10,002       10,152       10,076
 9/94       9,717       10,033       10,128       10,074
10/94       9,879       10,064       10,152       10,113
11/94       9,980       10,080       10,106       10,124
12/94       9,980        9,808       10,129       10,136
 1/95       9,859        9,744       10,270       10,260
 2/95       9,838        9,785       10,411       10,382
 3/95       9,808        9,764       10,469       10,464
 4/95      10,406        9,928       10,562       10,564
 5/95      10,923       10,061       10,747       10,747
 6/95      10,821       10,088       10,805       10,787
 7/95      10,923       10,178       10,849       10,865
 8/95      11,166       10,223       10,914       10,952
 9/95      11,399       10,322       10,968       11,030
10/95      11,480       10,389       11,060       11,123

Vertical bar reads:
$11,500
 10,500
  9,500

Horizontal bar reads:
5/94+      10/94      2/95      6/95      10/95

Vertical bar (right side) reads:
$11,480
$11,123
$11,060
$10,389

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 5/25/94.

+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon Strategic Income Fund, and, beginning with this report, the unmanaged J.P. Morgan Hedged Short-Term Global Index. We have changed the comparison index from the Merrill Lynch 1-3 year U.S. Treasury Index because the J.P. Morgan Index more accurately reflects the Fund's investment universe and provides a better benchmark for comparison.

The total return figures

The heavy solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The light solid line represent the performance of the J.P. Morgan Hedged Short-Term Global Index, an unmanaged index of short-term global funds. The dashed line represents the performance of the Merrill Lynch 1-3 year U.S. Treasury Index, an unmanaged index of short-term bonds. The Indices' returns do not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest in the Indices themselves. The dotted line represents the average performance of Short World Multi-Market Income Funds, as compiled by Lipper Analytical Services Inc., a mutual fund ranking service, and is included to show how the Fund has performed relative to its universe.

EV Classic Strategic Income Fund
Financial Statements

                                           Statement of Assets and Liabilities
                                                   October 31, 1995
Assets:
     Investment in Strategic Income Portfolio (Portfolio), at value (Note 1A)                                $       11,151
     Receivable from the Administrator (Note 4)                                                                      13,723
     Deferred organization expenses (Note 1C)                                                                        28,497
                                                                                                             --------------
          Total assets                                                                                       $       53,371
Liabilities:
     Payable to affiliates  --
          Custodian fee                                                            $          585
     Accrued expenses                                                                      41,381
                                                                                   --------------
          Total liabilities                                                                                          41,966
                                                                                                             --------------
Net Assets for 1,007 shares of beneficial interest outstanding                                               $       11,405
                                                                                                             ==============
Sources of Net Assets:
     Paid-in capital                                                                                         $        9,190
     Accumulated net realized gain on investment transactions
          (computed on the basis of identified cost)                                                                    605
     Unrealized appreciation of investments from Portfolio
          (computed on the basis of identified cost)                                                                  1,020
     Undistributed net investment income                                                                                590
                                                                                                             --------------
          Total                                                                                              $       11,405
                                                                                                             ==============
Net Asset Value and Redemption Price Per Share
     ($11,405 / 1,007 shares of beneficial interest)                                                                 $11.33
                                                                                                                     ======
                      The accompanying notes are an integral part of the financial statements


Financial Statements (continued)

                                              Statement of Operations
                                         For the Year Ended October 31, 1995
Investment Income (Note 1B):
     Interest income allocated from Portfolio                                                                    $        1,125
     Expenses allocated from Portfolio                                                                                      (94)
                                                                                                                 --------------
               Total investment income                                                                           $        1,031
     Expenses --
          Custodian fees (Note 4)                                                        $        1,918
          Transfer and dividend disbursing agent fees                                                17
          Printing and postage                                                                       77
          Legal and accounting services                                                             699
          Registration fees                                                                       1,685
          Taxes                                                                                   1,330
          Amortization of organization expenses (Note 1C)                                         7,997
                                                                                         --------------
               Total expenses                                                            $       13,723
     Deduct allocation of expenses to the Administrator (Note 4)                                (13,723)
                                                                                         --------------
               Net expenses                                                                                                  --
                                                                                                                 --------------
                    Net investment income                                                                       $         1,031
                                                                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments:
     Net realized gain (loss) from Portfolio (identified cost basis) (including net gain due to foreign currency rate fluctuations of $28) --
               Investment transactions                                                   $            2
               Financial futures contracts                                                         (139)
               Foreign currency and forward foreign currency exchange contracts                    (304)
                                                                                         --------------
                    Net realized loss on investments                                                             $        (441)
               Change in unrealized appreciation of investments                                                           1,001
                                                                                                                 --------------
                         Net realized and unrealized gain on investments                                         $          560
                                                                                                                 --------------
                              Net increase in net assets from operations                                         $        1,591
                                                                                                                 ==============
                           The accompanying notes are an integral part of the financial statements


                                    Statements of Changes in Net Assets
                                                                                      Year Ended October 31,
                                                                           ------------------------------------------
                                                                                  1995                   1994*
                                                                             --------------          --------------
Increase (Decrease) in Net Assets:
     From operations  --
          Net investment income                                              $        1,031          $          355
          Net realized loss on investments                                             (441)                   (508)
          Change in unrealized appreciation
               of investments                                                         1,001                      19
                                                                             --------------          --------------
               Net increase (decrease) in net assets from operations         $        1,591          $         (134)
                                                                             --------------          --------------
     Distributions to shareholders (Note 2)  --
          From net investment income                                         $           --          $         (108)
                                                                             --------------          --------------
               Total distributions                                           $           --          $         (108)
                                                                             --------------          --------------
     Transactions in shares of beneficial interest (Note 3)  --
          Proceeds from sale of shares                                       $           --          $       10,000
          Net asset value of shares issued to shareholders
               in payment of distributions declared                                      --                     108
          Cost of shares redeemed                                                       (62)                     --
                                                                             --------------          --------------
          Increase (Decrease) in net assets
               from fund share transactions                                  $          (62)         $       10,108
                                                                             --------------          --------------
               Net increase in net assets                                    $        1,529          $        9,866
Net Assets:
     At beginning of year                                                             9,876                      10
                                                                             --------------          --------------
     At end of year (including undistributed net
          investment income of $590 and
          $0, respectively)                                                  $       11,405          $        9,876
                                                                             ==============          ==============
*For the period from the start of business, May 25, 1994, to October 31, 1994.
                   The accompanying notes are an integral part of the financial statements


Financial Statements (continued)

                                       Financial Highlights
                                                                                    Year ended October 31,
                                                                           --------------------------------------
                                                                               1995                     1994*
                                                                            ----------                ----------
Net asset value, beginning of year                                          $    9.750                $   10.000
                                                                            ----------                ----------
Income (loss) from operations:
     Net investment income                                                  $    1.021                $    0.348
     Net realized and unrealized gain (loss) on investments                      0.559                    (0.495)
                                                                            ----------                ----------
          Total income (loss) from operations                               $    1.580                $   (0.147)
Less distributions from net investment income                                       --                    (0.103)
                                                                            ----------                ----------
Net asset value, end of year                                                $   11.330                $    9.750
                                                                            ==========                ==========
Total Return (2)                                                                16.21%                    (1.41%)
Ratios/Supplemental Data **
Net assets, end of period (000's omitted)                                   $       11                $       10
     Ratio of net expenses to average net assets (1)                             0.90%                     0.76%+
     Ratio of net investment income to average net assets                        9.84%                     7.74%+

Ratio (As a percentage of average net assets):
**     For the year ended October 31, 1995 and for the period from the start of business, May 25, 1994, to October 31, 1994, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

     Net investment loss per share                                          $  (13.000)               $   (6.900)
          Expenses (1)                                                         131.85%                   160.83%+
          Net investment loss                                                 (121.12%)                (152.33%)+

Note: Per share amounts have been computed using average shares outstanding during the period.

+     Computed on an annualized basis
 (1) Includes the Fund's share of Strategic Income Portfolio's allocated expenses.

 (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

*     For the period from the start of business, May 25, 1994, to October 31, 1994
                        The accompanying notes are an integral part of the financial statements



Notes to Financial Statements

(1) Significant Accounting Policies

EV Classic Strategic Income Fund (the Fund), is a non-diversified series of Eaton Vance Mutual Funds Turst. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Strategic Income Portfolio (the Portfolio), a New York Trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (.01% at October 31, 1995.) The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Income - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

D. Other - Investment transactions are accounted for on the date the investments are purchased or sold.
----------------------------------------------------------------------

(2) Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions, if any, are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification or income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess on net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

(3) Capital Stock

At October 31, 1995 there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:

                                        Year Ended October 31,
                                         --------------------
                                         1995           1994*
                                        ------         ------
Sales                                      -            1,000
Issued to shareholders electing
to receive payments of
distributions in capital stock             -               13
Redemptions                               (6)               -
                                       ------          ------
Net increase (decrease)                   (6)           1,013
                                       ======          ======

*For the period from the start of business, May 25, 1994, to October 31,
1994.
----------------------------------------------------------------------

(4)  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but the currently receives no compensation for these services. The Portfolio has engaged Boston Management and research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $13,723, of expenses related to the operation of the Fund were allocated, on a preliminary basis, to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Directors of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 5).
----------------------------------------------------------------------

(5) Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equilivent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. EVD earned no daily compensation for the year ended October 31, 1995.

In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Directors of the Corporation have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. No provision for service fee payments was made for the year ended October 31, 1995.

Certain of the officers of the Fund and Directors of the Corporation are officers or directors of EVD.
----------------------------------------------------------------------

(6) Contingent Deferred Sales Charge

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within one year of purchase. Generally the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividend or capital gain distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges Exist will be credited to the Fund. For the year ended October 31, 1995, EVD received no CDSC paid by shareholders.
----------------------------------------------------------------------

(7) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 1995 aggregated 7,728 and 5,583, respectively.


Report of Independent Accountants

To the Board of  Trustees of Eaton Vance Mutual Funds Trust and
Shareholders of EV Classic Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for year ended October 31, 1995, and for the period from the start of business, May 25, 1994, to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust as of October 31, 1995, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the year then ended, and for the period from the start of business, May 25, 1994, to October 31, 1994, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
December 1, 1995


                                               Strategic Income Portfolio
                                                Portfolio of Investments
                                                   October 31, 1995

                                                                                                    Principal           U.S. $ Value
------------------------------------------------------------------------------------------------------------------------------------
                                                  Bonds & Notes -- 93.9%
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA, 7.3%                                                                                Argentine Pesos
          Argentina Pensioner Pre-1 BOCON, 4.5132%, 4/1/01                                           2,000,000       $     1,242,500
                                                                                                  U.S. Dollars
          Argentina Pre-2 BOCON, 5.8005%, 4/1/07                                                     1,000,000               605,000
          Argentina Discount, 6.875%, 3/31/23                                                       16,400,000             9,255,750
                                                                                                                     ---------------
               Total Argentina (identified cost $11,405,592)                                                         $    11,103,250
                                                                                                                     ---------------
AUSTRALIA, 4.3%                                                                             Australian Dollars
          Commonwealth Bank of Australia, 11%, 10/16/01                                              2,000,000       $     1,664,416
          State Bank of New South Wales, 10.75%, 3/12/02                                             5,000,000             4,128,696
          State Electricity -- Victoria, 9.25%, 9/18/03                                              1,000,000               759,147
                                                                                                                     ---------------
               Total Australia (identified cost, $6,403,503)                                                         $     6,552,259
                                                                                                                     ---------------
BRAZIL, 11.4%                                                                                     U.S. Dollars
          Brazil Eligible Interest Bond (Brady), 6.8125%, 4/15/06                                    2,694,000       $     1,789,826
          Brazil Discount Bond, (Brady), 6.8125%, 4/15/24                                           26,200,000            15,621,750
                                                                                                                     ---------------
               Total Brazil (identified cost $16,442,740)                                                            $    17,411,576
                                                                                                                     ---------------
COSTA RICA, 1.9%                                                                                  U.S. Dollars
          Costa Rica Interest Series B, (Brady), 6.7656%, 5/21/05                                    1,504,480       $     1,168,480
          Costa Rica Principal Series A, (Brady), 6.25%, 5/21/10                                     3,000,000             1,775,001
                                                                                                                     ---------------
               Total Costa Rica (identified cost $3,326,339)                                                         $     2,943,481
                                                                                                                     ---------------
CZECH REPUBLIC, 4.3%                                                                             Czech Korunas
          CEZ, 14.375%, 1/27/01                                                                    159,710,000       $     6,523,130
                                                                                                                     ---------------
               (identified cost $6,022,084)
DENMARK, 4.8%                                                                                     Danish Krone
          Denmark Government, 8%, 5/15/03                                                           20,000,000       $     3,731,683
          Denmark Government, 8%, 3/15/06                                                           20,000,000             3,668,855
                                                                                                                     ---------------
               Total Denmark (identified cost $6,820,519)                                                            $     7,400,538
                                                                                                                     ---------------
ECUADOR 0.7%                                                                                      U.S. Dollars
          Ecuador-Par, 3%, 2/28/2025                                                                 3,000,000       $       997,500
                                                                                                                     ---------------
               (identified cost $990,000)
FINLAND, 4.2%                                                                                   Finnish Markka
          Republic of Finland, 9.5%, 3/15/04                                                        25,000,000       $     6,453,263
                                                                                                                     ---------------
               (identified cost, $5,081,593)
IRELAND, 8.9%                                                                                      Irish Pound
          Irish Government, 9.25%, 10/18/03                                                          4,000,000       $     6,962,927
          Irish Government, 8%, 10/18/00                                                             4,000,000             6,594,758
                                                                                                                     ---------------
               Total Ireland (identified cost, $13,016,494)                                                          $    13,557,685
                                                                                                                     ---------------
MEXICO, 1.2%                                                                                      Mexican Peso
          Mexican Cetes, 0%, 2/15/96                                                                 1,454,000       $     1,824,361
                                                                                                                     ---------------
               (identified cost, $2,149,873)
NEW ZEALAND, 9.6%                                                                          New Zealand Dollars
          New Zealand Government, 8%, 11/15/06                                                      14,550,000       $    10,101,798
          New Zealand Government, 10%, 3/15/02                                                       6,000,000             4,502,111
                                                                                                                     ---------------
               Total New Zealand (identified cost, $13,131,282)                                                      $    14,603,909
                                                                                                                     ---------------
POLAND, 4.5%                                                                                      Polish Zloty
          Polish Government T-Bill, 0%, 12/20/95                                                     3,000,000       $     1,180,044
          Polish Government T-Bill, 0%, 11/29/95                                                     3,000,000             1,198,911
          Polish Government T-Bill, 0%, 01/26/96                                                     3,370,000             1,306,209
                                                                                                  U.S. Dollars
          Poland-PDI (Brady), 3.25%, 10/27/14                                                        5,000,000             3,221,875
                                                                                                                     ---------------
               Total Poland (identified cost $5,776,452)                                                             $     6,907,039
                                                                                                                     ---------------
THAILAND, 3.8%                                                                                       Thai Baht
          ABN-Amro Bank Hong Kong -- Certificate of Deposit, 9.1%, 8/5/97                          150,000,000       $     5,861,550
                                                                                                                     ---------------
               (identified cost, $6,004,205)
UNITED STATES, 27.0%
     Corporate Bonds & Notes, 12.1%
          Agricultural Minerals & Chemicals, Sr. Notes, 10.75%, 9/30/03                              1,000,000       $     1,060,000
          American General Finance, 8.125%, 8/15/09                                                  1,000,000             1,106,770
          Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                                                1,000,000             1,075,000
          Corporate Express Inc., Sr. Sub. Notes, 9.125%, 3/15/04                                      500,000               497,500
          Dade International Inc., 13%, 2/01/05                                                        500,000               550,000
          Dayton Hudson Medium Term Note, 9.5%, 6/10/15                                                665,000               814,951
          Dayton Hudson Medium Term Note, 9.52%, 6/10/15                                               350,000               429,461
          Dayton Hudson Medium Term Note, 9.35%, 6/16/20                                               600,000               739,440
          General Electric Capital Corp., 8.625%, 6/15/08                                              250,000               291,468
          General Electric Capital Corp., 8.30%, 9/20/09                                             2,000,000             2,284,160
          General Motors Acceptance Corp., 8.75%, 7/15/05                                              250,000               282,470
          Moran Transportation, 1st Mortgage Bonds, 11.75%, 7/15/04                                  1,000,000               935,000
          Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                                               500,000               477,500
          Purina Mills, Sr. Sub. Notes, 10.25%, 9/1/03                                               1,000,000             1,032,500
          Roadmaster Industries Inc Sr. Sub. Notes, 11.75%, 7/15/02                                  1,000,000               720,000
          SD Warren Co., 12%, 12/15/04                                                               1,000,000             1,100,000
          Stone Container Corp., Sr. Sub. Debs., 10.75%, 10/1/02                                       500,000               522,500
          TRW Inc., Medium Term Note, 9.35%, 6/4/20                                                  1,900,000             2,419,061
          Waters Corporation, Sr. Sub. Notes, 12.75%, 9/30/04                                        1,000,000             1,100,000
          Westpoint Stevens, Sr. Sub. Notes, 9.375%, 12/15/05                                        1,000,000             1,000,000
                                                                                                                     ---------------
               Total United States Corporate Bonds & Notes
                    (identified cost, $17,345,757)                                                                   $    18,437,781
                                                                                                                     ---------------
     Mortgage Pass-Throughs, 12.4%
          Federal Home Loan Mortgage Corp. Participation Certificates:
               4.75%, with various maturities to 2003                                                   97,350       $        95,015
               5.5%, with maturity at 2019                                                              82,239                81,714
               12.5%, with maturity at 2011                                                            195,811               223,154
               12.75%, with maturity at 2013                                                           206,657               238,223
               13.25%, with various maturities to 2013                                                 277,052               323,290
               13.5%, with maturity at 2019                                                            743,597               865,668
                                                                                                                     ---------------
                                                                                                                     $     1,827,064
                                                                                                                     ---------------
          Federal National Mortgage Association
          Mortgage-Backed Securities:
               4.75%, with maturity at 1999                                                            145,956       $       142,966
               5%, with maturity at 2003                                                               231,191               224,320
               5.5%, with various maturities to 2012                                                   258,762               254,199
               7.5%, with maturity at 2002                                                           1,260,998             1,287,205
               8%, with maturity at 2013                                                             1,880,553             1,955,188
               12.75%, with maturity at 2014                                                           278,471               326,509
               13%, with various maturities to 2015                                                  1,801,958             2,100,373
               13.25%, with maturity at 2014                                                           307,421               364,692
               13.5%, with various maturities to 2015                                                1,499,033             1,734,023
               14.75%, with various maturities at 2012                                               3,625,776             4,349,433
                                                                                                                     ---------------
                                                                                                                     $    12,738,908
                                                                                                                     ---------------
          Government National Mortgage Association:
               6.5%, with various maturities to 2007                                                 1,767,604       $     1,762,794
               9%, with maturity at 2016                                                             1,535,810             1,702,829
               13.5%, with various maturities at 2014                                                  690,109               830,434
                                                                                                                     ---------------
                                                                                                                     $     4,296,057
                                                                                                                     ---------------
               Total Mortgage Pass-Throughs                                                                          $    18,862,029
                                                                                                                     ---------------
          U.S. Treasury Bond, 11.75%, 2/15/01+
               (identified cost, $3,862,188)                                                         3,000,000       $     3,797,820
                                                                                                                     ---------------
                    Total United States (identified cost, $39,643,911)                                               $    41,097,630
                                                                                                                     ---------------
     Total Bonds & Notes (identified cost, $136,214,587)                                                             $   143,237,171
                                                                                                                     ---------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Options Purchased by Fund -- 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Option to Deliver/Receive, Strike Price, Expiration Month:
                                                                                              Canadian Dollars
          Canadian December 1995 10 year Bond Futures/CAD, 103, November 19                          4,000,000       $           892
          Canadian December 1995 10 year Bond Futures/CAD, 104, November 19                          1,000,000                   446
          Canadian December 1995 10 year Bond Futures/CAD, 105, November 19                          2,000,000                 2,082
          Canadian December 1995 10 year Bond Futures/CAD, 106, November 19                          1,000,000                 1,933
                                                                                                                     ---------------
               Total Options Purchased (premium paid, $74,469)                                                       $         5,353
                                                                                                                     ---------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Short-Term Obligation -- 2.6%
------------------------------------------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit
Cayman Islands, 5.8125%, 11/1/95                                                                     4,000,000       $     4,000,000
                                                                                                                     ---------------
                    Total Investments (identified cost, $140,289,056)                                                $   147,242,524
Other Assets, less Liabilities, 3.5%                                                                                       5,340,765
                                                                                                                     ---------------
Net Assets, 100%                                                                                                     $   152,583,289
                                                                                                                     ===============
+Security pledged as collateral on financial futures contracts.
CAD -- Canadian Dollars
                             The accompanying notes are an integral part of the financial statements


                                              Financial Statements
                                        Statement of Assets and Liabilities
                                               October 31, 1995
Assets:
     Investments, at value (Note 1A) (identified cost, $140,289,056)                                   $  147,242,524
     Cash                                                                                                      18,631
     Foreign currency, at value (cost, $1,841,352)                                                          1,882,211
     Receivable for daily variation margin on open
          financial futures contracts (Note 1E)                                                                27,589
     Receivable for investments sold                                                                        2,155,437
     Interest receivable                                                                                    3,782,499
     Deferred organization expenses (Note 1J)                                                                  15,684
                                                                                                       --------------
          Total assets                                                                                 $  155,124,575
Liabilities:
     Payable for forward foreign currency exchange contracts               $    2,527,247
     Payable to affiliates  --
          Trustees' fees                                                              855
          Custodian fee                                                             6,732
     Accrued expenses                                                               6,452
                                                                           --------------
          Total liabilities                                                                                 2,541,286
                                                                                                       --------------
Net Assets applicable to investors' interest in Portfolio                                              $  152,583,289
                                                                                                       ==============
Sources of Net Assets:
     Net proceeds from capital contributions and withdrawals                                           $  148,485,554
     Unrealized appreciation of investments
          (computed on the basis of identified cost)                                                        4,097,735
                                                                                                       --------------
          Total                                                                                        $  152,583,289
                                                                                                       ==============
                     The accompanying notes are an integral part of the financial statements



                                                      Statement of Operations
                                                For the Year Ended October 31, 1995
Investment Income:
     Interest Income --                                                                                           $  18,061,570
     Expenses --
          Investment adviser fee (Note 2)                                             $     992,620
          Administration fee (Note 2)                                                       273,545
          Compensation of Directors not members of the
               Investment Adviser's organization (Note 2)                                    11,281
          Custodian fees (Note 2)                                                           134,894
          Legal and accounting services                                                      86,580
          Amortization of organization expenses (Note 1J)                                     4,708
          Miscellaneous                                                                      24,893
                                                                                     --------------
               Total expenses                                                                                         1,528,521
                                                                                                                 --------------
                    Net investment income                                                                        $   16,533,049
                                                                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments:
     Net realized loss (identified cost basis) (including net gain due to foreign currency rate fluctuations of $560,380) --
               Investment transactions                                               $   (4,786,213)
               Financial futures contracts                                               (1,240,447)
               Foreign currency and forward foreign
                    currency exchange contracts                                          (5,860,177)
                                                                                     --------------
                    Net realized loss on investments                                                             $ (11,886,837)
          Change in unrealized appreciation (depreciation) --
               Investment transactions                                               $   12,752,524
               Financial futures contracts                                               (1,061,449)
               Foreign currency and forward foreign
                    currency exchange contracts                                           3,945,995
                                                                                     --------------
                    Net change in unrealized appreciation of investments                                         $   15,637,070
                                                                                                                 --------------
                         Net realized and unrealized gain on investments                                              3,750,233
                                                                                                                 --------------
                              Net increase in net assets resulting from operations                               $   20,283,282
                                                                                                                 ==============
                         The accompanying notes are an integral part of the financial statements


Financial Statements (continued)

                                        Statements of Changes in Net Assets
                                                                                                    Year Ended October 31,
                                                                                           ---------------------------------------
                                                                                                1995                      1994*
                                                                                           --------------           --------------
Increase (Decrease) in Net Assets:
     From operations  --
          Net investment income                                                            $   16,533,049           $   15,949,560
          Net realized loss on investments                                                    (11,886,837)             (23,646,259)
          Change in unrealized appreciation (depreciation)
               of investments                                                                  15,637,070               (7,159,575)
                                                                                           --------------           --------------
               Net increase (decrease) in net assets resulting from operations             $   20,283,282           $  (14,856,274)
                                                                                           --------------           --------------
     Capital transactions  --
          Contributions                                                                    $    7,892,611           $  353,394,561
          Withdrawals                                                                        (112,061,370)            (102,169,541)
                                                                                           --------------           --------------
          Increase (decrease) in net assets resulting from capital transactions            $ (104,168,759)          $  251,225,020
                                                                                           --------------           --------------
               Total increase (decrease) in net assets                                     $  (83,885,477)          $  236,368,746
Net Assets:
     At beginning of year                                                                     236,468,766                  100,020
                                                                                           --------------           --------------
     At end of year                                                                        $  152,583,289           $  236,468,766
                                                                                           ==============           ==============
----------------------------------------------------------------------------------------------------------------------------------
                                                 Supplementary Data
                                                                                                    Year Ended October 31,
                                                                                           ---------------------------------------
                                                                                                1995                     1994*
                                                                                           --------------           --------------
Ratios (as a percentage of average net assets):
     Expenses                                                                                  0.84%                     0.82%+
     Net investment income                                                                     9.08%                     8.41%+
Portfolio Turnover                                                                               78%                       71%

+Computed on an annualized basis.
*For the period from the start of business, March 1, 1994, to October 31, 1994.

                         The accompanying notes are an integral part of the financial statements



Notes to Financial Statements

(1) Significant Accounting Policies

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on March 1, 1994, with the acquisition of net assets of $348,433,258 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. Gains and Losses From Security

Transactions - For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. Financial Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund redemptions, or for use as hedging instruments where the underlying security is foreign denominated. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. Deferred Organization Expense - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. Other - Investment transactions are accounted for on the date the investments are purchased or sold.
----------------------------------------------------------------------

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1995, the fee was equivalent to 0.55% (annualized) of the Portfolio's average net assets for such period and amounted to $992,620. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $273,545 for the year ended October 31, 1995.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain officers of the Portfolio and Directors of the Corporation are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1995, no significant amounts have been deferred.
----------------------------------------------------------------------

(3) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 1995.
----------------------------------------------------------------------

(4) Investments

The Portfolio invests primarily in foreign debt securities and U.S. Government securities, the aggregate of which have a dollar weighted average maturity of not more than three years. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1995 were as follows:

   Purchases -
     Investments (non-U.S. Government)       $132,446,244
     U.S. Government Securities                 5,147,873
                                             ------------
                                             $137,594,117
                                             ============
   Sales -
     Investments (non-U.S. Government)       $221,485,148
     U.S. Government Securities                 9,228,918
                                             ------------
                                             $230,714,066
                                             ============
----------------------------------------------------------------------

(5) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 1995 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
------
                                                                     In Exchange For          Net Unrealized
Settlement                                                          (in United States          Appreciation
Date                  Deliver                                               Dollars)          (Depreciation)
------------------    ------------------------------------              -----------            ------------
11/14/95-11/22/95     Belgian Franc          1,114,190,005              $36,186,832            $(2,269,363)
4/19/96               Canadian Dollar            5,000,000                3,645,909                (66,746)
12/11/95-3/21/96      Swiss Franc                6,038,904                5,039,247               (321,221)
11/1/95-11/2/95       Deutsche Mark              4,362,224                3,101,221                  7,430
1/18/96-1/22/96       Finnish Markka            12,352,483                2,892,814                (15,522)
11/1/95               Icelandic Krona          114,973,810                1,782,540                  1,105
12/8/95               Irish Pound                2,125,174                3,353,525                (79,742)
11/10/95-12/18/95     Japanese Yen             626,000,000                6,362,431                204,781
11/01/95              Mexican Neuvo Peso        13,297,820                1,863,745                (18,465)
12/8/95               New Zealand Dollar         3,343,841                2,158,616                (41,943)
11/1/95-11/10/95      Singapore Dollar          19,600,000               13,822,868                (35,092)
                                                                        -----------            ------------
                                                                        $80,209,748            $ (2,634,778)
                                                                        ===========            ============


(5) Financial Instruments (continued)

Purchases
----------
                                                                               Deliver             Net Unrealized
Settlement                                                                   (in United             Appreciation
Date                  In Exchange for                                      States Dollars)         (Depreciation)
------------------    ------------------------------------                   -----------            ------------
11/14/95-11/15/95     Belgian Franc               155,241,536                $ 5,341,496            $ 15,816
4/19/96               Canadian Dollar               5,000,000                  3,725,782             (13,128)
12/11/95              Swiss Franc                   2,702,631                  2,353,183              34,971
1/18/96               Czech Rep Koruna            169,905,000                  6,393,212              (4,086)
11/1/95-11/9/95       Deutsche Mark                 6,543,335                  4,655,857             (14,586)
11/7/95-1/16/96       Indonesian Rupiah        33,500,000,000                 14,458,334              79,426
12/8/95               New Zealand Dollar            2,533,920                  1,662,505               5,051
11/1/95-3/6/96        Singapore Dollar             19,600,000                 13,880,916              58,270
11/16/95-1/11/96      Thai Baht                   232,000,000                  9,225,670             (54,203)
                                                                             -----------            --------
                                                                             $61,695,955            $107,531
                                                                             ===========            ========

Futures Contracts
                                                                                                Net Unrealized
                                                                                                  Appreciation
Expiration Date        Contracts                                  Position                      (Depreciation)
------------------     ----------                                 ----------                    --------------
12/95                  97 U.S. 30 year Bond Futures               Short                         $     (438,929)
12/95                  240 U.S. 5 year Bond Futures               Short                               (295,008)
12/95                  90 Australian 10 year Bond Futures         Long                                 (40,605)
12/95                  145 Canadian 10 year Bond Futures          Short                                 359,268
12/95                  25 German 10 year Bond Futures             Short                                (79,787)
                                                                                                 --------------
                                                                                                 $    (495,061)
                                                                                                 ==============

At October 31, 1995, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.
------------------------------------------------------------------------

(6) Federal Income Tax Basis of Investments
The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1995, as computed on a federal income tax basis, were as follows:
Aggregate cost                             $ 142,570,086
                                           =============
Gross unrealized appreciation              $   6,145,077
Gross unrealized depreciation                  1,471,993
                                           -------------
Net unrealized appreciation                $   4,673,084
                                           =============



Report of Independent Accountants

To the Trustees and Investors of Strategic
Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended and the statements of changes in net assets and supplementary data for the year ended October 31, 1995 and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of October 31, 1995, the results of its operations for the year then ended and the changes in net assets and the supplementary data for the the year ended October 31, 1995 and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 1, 1995


Investment Management

EV Classic
Strategic Income Fund
---------------------
Officers

M. Dozier Gardner
President, Trustee

James B. Hawkes
Vice President, Trustee

H. Day Brigham, Jr.
Vice President

William H. Ahern, Jr.
Vice President

Micheal B. Terry
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Strategic
Income Portfolio
----------------

Officers

James B. Hawkes
President, Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant